Amendment No.1 to Report on Form 8-K



                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                         -------------------

                             FORM 8-K/A-1

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): February 11, 1999

                          WIRELESS ONE, INC.
          (Exact Name of Registrant as Specified in Charter)


    Delaware             0-26836                   72-1300837
(State or Other     (Commission File Number)      (IRS Employer
Jurisdiction of                                   Identification
Incorporation                                         Number)


2506 Lakeland Drive, Jackson, Mississippi            39208
(Address of Principal Executive Offices)           (Zip Code)


  Registrant's telephone number, including area code: (601) 936-1515


    1080 River Oaks Drive, Suite A150, Jackson, Mississippi 39208
    (Former Name or Former Address, if Changed Since Last Report)

Item. 3   BANKRUPTCY OR RECEIVERSHIP

     On February 11, 1999, Wireless One, Inc. (the "Company") filed a Current Report on Form 8-K reporting, among other matters, its filing of a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code.

     The table entitled "Proposed Capitalization And Reorganization Value" included in the Restructuring Term Sheet attached as Exhibit
99.2 to the Company's 8-K contained two typographical errors and is being re-filed in its corrected version as Exhibit 99.4 hereto.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.4 Proposed Capitalization and Reorganization Value Table

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WIRELESS ONE, INC., a Delaware corporation

                                   BY:  /s/ Henry M. Burkhalter
                                       ----------------------------
                                       Henry M. Burkhalter
                                       Chief Executive Officer


                            EXHIBIT INDEX

EXHIBITS

     (c)  Exhibits

          99.4 Proposed Capitalization and Reorganization Value Table